UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1825 S. Grant Street San Mateo, California	94402
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 14, 2025, Vincerx Pharma, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq listing rule 5550(a)(2) because the closing bid price of the Company’s common stock for the last 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq listing rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Nasdaq listing rule 5810(c)(3)(A) because the Company has effected a reverse stock split over the prior one-year period.

Accordingly, Nasdaq has determined that the Company’s securities will be delisted from Nasdaq and will be suspended at the opening of business on April 23, 2025 and a Form 25 will be filed with the Securities and Exchange Commission (the “SEC”) unless the Company requests a hearing by April 21, 2025. The Company does not intend to appeal Nasdaq’s determination and does not intend to make arrangements to list its common stock on another national securities exchange or other market.

The disclosure in Item 8.01 to this Current Report on Form 8-K with respect to the Board’s decision to delist the Company’s common stock from Nasdaq, is incorporated by reference herein.

Item 8.01.	Other Events.

On April 17, 2025, the Company’s board of directors (the “Board”) determined that it is in the best interests of the Company’s stockholders for the Company to dissolve, liquidate, and wind-up its business and affairs and distribute to stockholders any assets remaining after paying or providing for payment of its creditors. The Board unanimously approved a plan of liquidation and dissolution (the “Plan of Liquidation”) in respect of the dissolution, subject to the approval of the Company’s stockholders, and the voluntary delisting of the Company’s common stock from Nasdaq and deregistration under Section 12(b) of the Securities Exchange Act of 1934. On April 17, 2025, the Company delivered notice to Nasdaq that the Company intends to voluntarily delist its common stock from Nasdaq. The Company plans to seek stockholder approval of the dissolution of the Company and the Plan of Liquidation. A copy of the Plan of Liquidation is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Board reserves the right to abandon the proposed dissolution and the Plan of Liquidation, even if approved by the Company’s stockholders, if the Board, in its discretion, determines that the dissolution of the Company or the Plan of Liquidation is no longer in the best interests of the Company and its stockholders.

On April 17, 2025, the Company issued a press release announcing its intention to voluntarily delist its common stock from Nasdaq. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events and include, but are not limited to: the Company’s plans to dissolve, liquidate, and wind-down its business and affairs; the Company’s intent to file a Form 25 with the SEC; and the Company’s intent not to appeal Nasdaq’s determination and not to list its common stock on another national securities exchange or other market. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations, and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside the Company’s control.

Actual results, conditions, and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions, and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: risks involved in dissolving, liquidating, and winding down operations; potential effects of Nasdaq’s trading suspension, resumption, and filings of Forms 25 and 15, on the trading price, trading volume and volatility of the Company’s common stock; the timing or amount of distributions, if any, to the Company’s stockholders; availability and sufficiency of cash to complete an orderly dissolution, liquidation, and wind-down of the Company’s business and affairs; the Company’s ability to out-license or otherwise monetize its assets and intellectual property and the amount of cash, if any, received from such activities; the Company’s ability to obtain stockholder approval to dissolve, liquidate, and wind-down its business; the risk that the Company may need to seek protection of the bankruptcy court; the risk that the Board may abandon the proposed dissolution and the Plan of Liquidation; and other risks and uncertainties including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Plan of Liquidation and Dissolution of Vincerx Pharma, Inc.

99.1	Press Release of Vincerx Pharma, Inc. issued April 17, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025

VINCERX PHARMA, INC.

By:	/s/ Raquel E. Izumi
Name:	Raquel E. Izumi
Title:	Acting Chief Executive Officer